SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 31, 2005

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2005, Valley National Bank and Valley National Bancorp approved the adoption of amendments to the 1989 Long Term Stock Incentive Plan and the 1999 Long Term Stock Incentive Plan.

The amendments eliminate the cash settlement feature of the plans prior to the effective date of Financial Accounting Standards Board (“FASB”) Statement 123R, which would require the reclassification of stock options with cash settlement features as liabilities.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Valley National Bancorp 1989 Long Term Incentive Plan (As Amended by Directors December 31, 2005).

10.2	Valley National Bancorp 1999 Long Term Incentive Plan (As Amended by Directors December 31, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2006	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Valley National Bancorp 1989 Long Term Incentive Plan (As Amended by Directors December 31, 2005).

10.2	Valley National Bancorp 1999 Long Term Incentive Plan (As Amended by Directors December 31, 2005).